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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2007


                                AMERIANA BANCORP
               (Exact name of registrant as specified in charter)

         INDIANA                       0-22423                   35-1782688
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF
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             CERTAIN OFFICERS
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         On February 5, 2005, Ameriana Bank (the "Bank"), the wholly-owned subsidiary of Ameriana Bancorp, entered into an employment agreement with John
J. Letter, which was effective as of the date of Mr. Letter's hire on January 22, 2007. The agreement provided for an initial term through December 31, 2008, subject to extension annually by the Board of Directors. The material terms of the agreement also include that:

        o Mr. Letter will serve as Chief Financial Officer of the Bank during the term of the agreement;
        o Mr. Letter will receive a base salary of $130,000 per year, subject to annual review by the Board of Directors. Such salary may be subsequently increased, but not decreased;
        o Mr. Letter will receive certain perquisites, including the use of an automobile;
        o         Mr. Letter will be awarded 1,000 stock options;
        o         Mr. Letter will be:  (1) eligible for discretionary bonuses;
                  (2) able to participate in stock benefit plans and life, health, dental and other benefit plans of the Bank available to executive personnel;
        o If Mr. Letter becomes disabled, he will be entitled to receive his monthly salary. However, if his disability continues for more than 18 months, Mr. Letter will receive a monthly disability equal to 60% of his monthly salary at the time he became disabled, until the earlier of his death or 65th birthday (as long as he remains disabled);
        o If Mr. Letter is terminated other than following a change in control, he will be entitled to receive a sum equal to the highest monthly rate paid to him at any time during the agreement for the remainder of the term of the agreement;
        o If Mr. Letter is terminated following a change in control of the Bank or Ameriana Bancorp, Mr. Letter will be entitled to receive 2.99 times his annual compensation, plus the continuation or payment of certain health, welfare and employee benefits; and
        o After termination of employment other than following a change in control, Mr. Letter will be subject to a one-year covenant not to compete.

         A copy of the employment agreement will be filed by Ameriana Bancorp as an exhibit to the annual report on Form 10-K for the quarterly period ended December 31, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: February 7, 2007                By: /s/ Jerome J. Gassen
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                                           Jerome J. Gassen
                                           President and Chief Executive Officer